                                                                   EXHIBIT 10.24

                                                          CONFIDENTIAL TREATMENT




                           MEMORANDUM OF UNDERSTANDING

                Revised P&GP / Alexion Pexelizumab Collaboration

This Memorandum represents a summary of the Parties' interests in renegotiating their current Collaboration and it is binding as set forth in the final paragraph hereof.

OVERVIEW AND MANAGEMENT OF THE COLLABORATION

     Scope: P&GP and Alexion propose to revise the Collaboration Agreement (the "Collaboration Agreement") dated January 25, 1999 in accordance with this Memorandum. P&GP and Alexion agree to negotiate in good faith to restate the Collaboration Agreement (the "Restatement") in accordance with this Memorandum.

     Collaboration Agreement. Except as specifically set forth herein, all terms of the Collaboration Agreement shall continue with full force and effect following the execution and delivery of this Memorandum.

     Definitions. Capitalized terms used but not defined herein have the meanings set forth in the Collaboration Agreement.

     Decisions - R&D, Health Registrations and Supply Issues: Alexion and P&GP will have equal decision-making authority for all R&D, Health Registration and Product Supply/Process Development issues. Such issues will be addressed and resolved through the R&D Steering Committee. Either party may refer an issue for further review and resolution to the President of Alexion and the President of Procter & Gamble Pharmaceuticals (the "Presidents"). Action will be delayed until such meeting or discussion between the Presidents. If the Presidents cannot resolve the issue within [*****] business days of such reference (or longer period mutually agreed by the Presidents), the matter will be submitted to a neutral arbitrator (the "Neutral") within [*****]

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

                                                                   EXHIBIT 10.24

     business days thereafter. Both Parties agree to select a Neutral with experience in the U.S. pharmaceutical industry and to use their best efforts promptly to cooperate with any investigations and deliberations of the Neutral. The Parties will present to the Neutral their respective issues with proposed solutions for the Neutral to make a determination. The Neutral's determination will be limited to either Party's solution. The Neutral's determination will be final and binding on the Parties. The fees and costs of the Neutral will be shared equally between the Parties. The Parties agree to identify and engage a mutually acceptable Neutral promptly after execution of the Restatement, to avoid delay in the event the Neutral's determinations become necessary.

     Decisions - Commercialization Issues: The Parties shall form a Commercialization Steering Team (the "CST"), that will analyze, discuss and agree on all commercialization strategies, plans and budgets for commercialization of the product in the U.S. This team will have equal membership from both P&GP and Alexion. The CST will establish an annual commercialization plan, which shall be binding on the Parties. The CST will resolve all commercialization issues, including but not limited to Marketing, Promotion, Labeling, Phase IIIb/IV studies, Scientific Exchange and Education. Either party may refer a commercialization issue for further review and resolution to the Presidents. Action will be delayed until such meeting or discussion between the Presidents. If the Presidents cannot resolve the issue within [*****] business days of such meeting or discussion, the matter will be resolved by [*****].

     The development and execution of all commercialization strategies and plans in the ROW will remain the sole responsibility of P&GP.

     Executional Responsibilities:

     The executional responsibility of each Party for clinical programs is outlined on Schedule I which is attached and incorporated herein. While an individual Party has lead executional responsibility, the Parties agree there will be no unilateral decision-making by either Party on any aspect of the clinical program's execution. Both Parties will as soon as practical but in no event later than within [*****], share all significant information relating to the development of pexelizumab received from any Third Party related to the project, including but not limited to, FDA, CROs, clinical sites, or suppliers, about the programs. All other information relating to the development

                                                                   EXHIBIT 10.24

     of pexelizumab will be shared at weekly updates. Prior to meeting with any such Third Party regarding the development of pexelizumab, each Party will give the other Party adequate advance notice and full ability to meaningfully participate. Unless otherwise agreed by the Parties, the executional teams, including the Clinical Strategy Team and Clinical Execution Team, will meet at a minimum of every week to discuss issues, including but not limited to, any executional changes to the protocol or plan, the status on any budgetary or spending changes, the status on recruitment rates, IRB approvals, etc. When a study is unblinded, each Party will participate equally in developing a consistent interpretation of the data. A senior management team consisting of Vice Presidents or Directors with senior authority for a function, will meet quarterly to review, resolve issues as necessary and comment on the status of the various clinical and product supply/ process development executional teams, including but not limited to, spending versus budget and progress against project milestones.

     [*****] will have full responsibility for management of the preparation of the global marketing applications with input from [*****]. [*****] will lead interactions with FDA regarding the BLA preparation (e.g., pre-BLA meetings). [*****] will be responsible for supplying global modular documents with input from [*****] to use in completing the CMC section of the global marketing applications. [*****] will have full responsibility for preparation, content and maintenance of the Product's labeling, subject to [*****] prior review and opportunity to comment.

     Clinical Databases: Clinical databases for CABG and AMI will continue to use P&GP systems and specifications and remain under P&GP control and ownership, in accordance with the Collaboration Agreement. P&GP will give Alexion current access to all such databases. Both Parties must agree prior to granting access to any portion of the database to a Third Party. In the event P&GP exercises the Opt Out option and the Collaboration Agreement is terminated, P&GP will without further consideration promptly transfer ownership of such databases to Alexion, and will provide Alexion other access reasonably needed by Alexion, including but not limited to, introducing Alexion to database vendors that P&GP license from and providing Alexion licenses to P&GP owned software exclusively for use in connection with the CABG and AMI clinical database, so Alexion is able to assume control of and to exploit the databases to the same extent as P&GP had been capable of internally.

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                                                                   EXHIBIT 10.24

RESEARCH AND DEVELOPMENT PLAN

     U.S. R&D Funding: P&GP will continue to control AMI Phase II and fund all out-of-pocket costs and in-house FTE costs for work performed pursuant to the R&D Plan for the AMI Phase II program. Alexion and P&GP will each pay 50% of all pre-agreed out-of-pocket costs to Third Parties for work performed pursuant to the R&D Plan for the AMI Phase III U.S. program and the CABG Phase III U.S. program, plus mutually agreed Alexion and P&GP FTE costs in connection therewith. Prior to commencement of a program an overall budget ("Budget") must be pre-agreed in writing by the Parties. This Budget will be updated no less than every 6 months and all changes must be agreed to in writing. Out-of-pocket costs include any mutually agreed-to payments to Third Parties. Studies conducted outside the United States that are used to support either Phase III U.S. program shall be considered U.S. program costs. Any expenses incurred by either Party that were not pre-agreed to in writing as part of the Budget process will be the sole responsibility of the Party that incurred the expense.

          CABG. Alexion agrees to pay the first 50% of the total pre-agreed estimated costs in respect of the CABG Phase III U.S. program (i.e., $[*****]). For clarity, P&GP's previous expenditure for CABG Phase III, the amount of which will be agreed as set forth below, will not be counted as part of Alexion's first 50% of costs. Unless agreed otherwise by the Parties in writing as part of the establishment of the Budgets, Alexion will pay the first $[*****] of such costs, P&GP will pay the second $[*****] of such costs, and the Parties will simultaneously, evenly pay any additional mutually-agreed costs. Upon completion or jointly agreed termination of the CABG Phase III U.S. program, if either Party has paid more than the other Party in connection therewith, the Party having paid less will promptly make a reconciliation payment to the other Party, such that each party has paid 50% of the total of such mutually-agreed costs. Each Party acknowledges that the other has incurred costs directly related to the CABG Phase III program prior to execution of this Memorandum. Accordingly, each Party will be credited with having already spent such amounts in evening the total costs to be absorbed by the Parties. A full accounting will be completed upon signing this Memorandum to itemize the specific CABG Phase III costs incurred by the Parties as of that date.

                                                                   EXHIBIT 10.24

          AMI. Alexion and P&GP will determine a structure to result in their paying their respective 50% of AMI Phase III costs simultaneously.

          Clinical Supply Costs. All clinical supply costs incurred prior to initiation of the CABG Phase III program shall be expensed on initiation of the trial, and further such costs will be expensed when incurred.

     ROW R&D Funding: P&GP is free to re-use, outside the U.S., any data or information generated from any study performed for U.S. Health Registration, without incurring any additional expense. Alexion is free to use, within the U.S., any data or information generated by P&GP from any study performed solely for a ROW Health Registration, without incurring any additional expense. P&GP may elect to include ROW sites in U.S. led Phase IIIb and Phase IV studies. In the event ROW sites are included in such studies, P&GP will pay for the expenses specifically associated with patients enrolled solely for the ROW needs. If pre-agreed Phase IIIb and Phase IV studies are used in the U.S. and ROW for new marketing or labeling claims, P&GP will pay [*****] of the cost and Alexion will pay [*****]. All additional R&D expenses specifically and uniquely required for the Health Registration or commercialization of pexelizumab outside of the U.S. will be the responsibility of P&GP.

     P&GP OPT-OUT OPTION: P&GP may terminate ("Opt-Out") the Collaboration in its sole discretion by providing six months notice following [*****] and no later than the earlier of (i) 30 days after receipt of [*****] and (ii) [*****].

     In the event P&GP elects to exercise its Opt-Out option, P&GP has no responsibility for CABG Phase III expense other than (i) the mutually agreed expenses incurred prior to exercise of the Opt-Out that otherwise would be payable by P&GP pursuant to "CABG", above, and (ii) CABG Phase III amounts paid by P&GP prior to execution of this Memorandum. By way of example, if P&GP exercises the Opt-Out option and $[*****] has been expended on CABG Phase III, and it is determined that P&GP paid $[*****] prior to execution of this agreement in connection with CABG Phase III, Alexion would have paid $[*****] and P&GP [*****]. During the six month notice period, P&GP will continue to provide continuing executional support for AMI and CABG Phase

                                                                   EXHIBIT 10.24

     III hereunder but will have no financial liability for any AMI or CABG Phase III expenses, other than in-house P&GP FTE costs, to be paid 100% by P&GP, provided such FTE costs and expenses are consistent with pre-agreed Budgets and provided the work will be transferred to Alexion as soon as practicable.

     In the event P&GP elects to exercise its Opt-Out option, Alexion agrees to purchase from P&GP all mutually pre-agreed pexelizumab related manufacturing assets at current book value and to reimburse P&GP for all [*****] including but not limited to, [*****]. Alexion will also agree to assume any mutually pre-agreed [*****] including, but not limited to, [*****]. All asset transfers, contract assignments, and payments must be complete prior to the end of the [*****] notice period. This paragraph shall apply only to [*****] of P&GP's assets, and commitments and fees, if within [*****] of P&GP's Opt-Out exercise Alexion certifies that it too [*****].

PRODUCT SUPPLY AND PROCESS DEVELOPMENT:

     PS/PDC. The Parties will form a Product Supply / Process Development Committee (PS/PDC) with equal representation from each Party. The PS/PDC will be sponsored by the R&D Steering Committee. The PS/PDC will analyze, discuss and agree on decisions related to process development, clinical and commercial product supply, including but not limited to, choice of supplier(s), capital expenditures and product development activities. The PS/PDC will be responsible for and have decision-making authority for process development and production of Product for the R&D Plan and for commercialization. If the PS/PDC cannot reach agreement on a product supply issue, either Party may refer the issue to the R&D Steering Committee. If the R&D Steering Committee does not reach agreement within five business days of the referral, the matter will be addressed through the R&D Steering Committee Dispute Resolution process established above. The PS/PDC will develop and agree in writing to a Process Development Plan ("PDP") and a Product Supply Sourcing Plan ("PSSP") for the U.S. P&GP and Alexion will jointly share project leadership for execution of the Product Supply Sourcing Plan, and P&GP will be the primary vendor contact to provide a single and focused point of contact to leverage existing relationships and corporate purchasing scale; Alexion will provide input on the vendor contacts on a co-equal basis. Alexion and P&GP will jointly share project leadership for process development. The process development execution will be conducted consistent with P&GP and Alexion

                                                                   EXHIBIT 10.24

     requirements. Alexion will perform bulk drug development and characterization and P&GP will provide input on a co-equal basis. P&GP will take the lead on vialing and other supply chain activities and Alexion will provide input on a co-equal basis. All U.S. process development and product supply agreements will be mutually agreed. P&GP will be sole signatory on all process development and product supply agreements. Within [*****] of the PS/PDC agreeing upon a viable source of commercial supply for pexelizumab, the PS/PDC will agree to the Product Supply Sourcing Plan. The PSSP will include, among other items, detail on validation timing, launch readiness requirements and longer-term forecasted volumes.

     The Parties acknowledge that certain vendors may support supply for both the U.S. and ROW. In such cases, the PS/PDC will ensure that vendor costs for U.S. and ROW supply are equal on a unit basis.

     In the event that supplies are insufficient for worldwide demand forecasted as of launch, [*****] will be [*****]. P&GP will provide Alexion the ROW product sourcing plan for review and input. Following launch, if supply is insufficient to meet total demand, available supply will be allocated based on the past [*****] volume. In the event of a likely shortage of product in [*****], P&GP agrees not to [*****]. Unless otherwise agreed by the Parties, the PS/PDC will strive to meet these non-binding objectives of the PS/PDC that include but are not limited to: (i) the primary commercial source(s) of pexelizumab shall be validated in accordance with all relevant regulations [*****] before the currently anticipated first BLA filing date and (ii) [*****] of commercial supply shall be ready for sale before the currently anticipated United States launch date. Meeting these non-binding objectives will be balanced against technical and commercial feasibility and required investment.

     Capital. Capital expenditures will be [*****]. P&GP will purchase all capital as agreed to by the PS/PDC in the PSSP and all assets will be maintained on P&GP's ledgers. Until the first launch of pexelizumab, [*****] of the annual capital depreciation will be charged to Alexion. Following the first launch, depreciation will be charged to the [*****]. Alexion will thereby be charged [*****]. Assets will be depreciated based on P&GP's corporate accounting policy, which includes a determination of useful life on an asset-by-asset basis. In the event that P&GP is required to write

                                                                   EXHIBIT 10.24

     down pexelizumab assets due to project failure, etc. (not including assets related to [*****]), Alexion will reimburse P&GP for [*****] expense associated with the write down.

     Supplier Advances. Until the first launch of pexelizumab, all supplier advances that are required to be expensed due to cancellations (other than ROW cancellations), will be [*****] between the Parties. Following the first launch, all expensed supplier advances will be [*****].

     Expenses. All other outside expense pre-agreed in writing that is associated with process development and production, including but not limited to all validation and test run costs, will be [*****] insofar as the same are uniquely and specifically required to support production capacity for U.S. commercialization, including in-house FTE costs for process development and product supply work conducted under the R&D Plan. A process development and product supply Budget must be pre-agreed in writing by the Parties. This Budget must be established in conjunction with PS/PDC agreement to the Process Development Plan and Product Supply Sourcing Plan. This Budget will be updated no less than every 6 months and all changes must be agreed to in writing. Any expenses incurred by either Party that were not pre-agreed to in writing as part of the Budget process will be the sole responsibility of the Party that incurred the expense. Any expense that is uniquely and specifically required to support production capacity for ROW commercialization shall be borne by [*****] and not reimbursed by [*****], and if such expense supports both U.S. and ROW commercialization, P&GP will pay [*****] and Alexion will pay [*****] of the expense.

HEALTH REGISTRATIONS:

     Sponsorship. Within the U.S., Alexion will be the Sponsor of the IND for CABG and P&GP will be the Sponsor of the IND for AMI. Both Parties will jointly plan, prepare for, and participate in all FDA interactions. All meetings with FDA will be led by the Sponsor. The Parties agree to adhere to the protocol for involving each other as outlined in Schedule II, which is attached and hereby incorporated by reference. P&GP will sponsor the BLA and all subsequent sBLAs and be responsible for filing, prosecuting and all FDA interactions concerning the BLA or any subsequent sBLAs. In order for P&GP to prepare for filing the BLA, Alexion agrees to transfer the IND for CABG to P&GP no later than practically required before the expected filing of the BLA, but in no event later than the pre-BLA meeting. Outside of the U.S., P&GP will be the sponsor of all Health

                                                                   EXHIBIT 10.24

     Registrations. In the event P&GP exercises the Opt Out option and the Collaboration is terminated, P&GP will without further consideration promptly transfer sponsorship of its INDs and BLAs throughout the world to Alexion or its nominated agent(s), and will provide Alexion access reasonably needed by Alexion to assume control of and to exploit such INDs and BLAs to the same extent as P&GP had been capable of internally.

     Funding. All mutually agreed out-of-pocket and in-house FTE costs associated with filing or maintaining the U.S. Health Registration will [*****]. All out of pocket and in-house FTE costs associated with filing or maintaining Health Registrations outside of the U.S. will be borne by P&GP.

MARKETING AND PROMOTION:

     Commercialization Costs. P&GP and Alexion agree to [*****] all mutually agreed out-of-pocket and FTE costs associated with the commercialization of the Product [*****]. [*****] shall be responsible for all such costs [*****]. The CST will establish an annual U.S. commercialization plan and Budget agreed to in writing on or before July 1 of each year. Any expenses incurred by either Party that were not pre-agreed to in writing as part of the Budget process will be the sole responsibility of the Party that incurred the expense. All mutually agreed out-of-pocket and internal Alexion and P&GP FTE U.S. costs shall include but are not limited to the following:

          1. costs for marketing, market research, advertising, sampling, and promoting the Product, such as advertising agency fees, advertising development costs, sales materials, development costs, training materials and public communication costs, speaker programs and conferences and other scientific education and exchange program (SEEP) costs incurred prior to and following Product approval;
          2. costs related to creating and distributing any communication notice mandated by a government authority (e.g. Dear Doctor letters);
          3. costs associated with manufacturing, distributing and shipping the Product samples to Third Parties and the handling and disposing of return shipments;
          4. costs associated with obtaining, maintaining or enforcing Product related trademarks and logos;

                                                                   EXHIBIT 10.24

          5. costs for Phase IIIb, Phase IV and grant studies mutually agreed by the parties;
          6.   epidemiological modeling and pharmacoeconomic study costs; and
          7. costs associated with effecting any Product recall (i.e., communication, shipping and reimbursement costs).

     [*****]

1. P&GP will [*****]. P&GP will discuss all matters related to [*****] with Alexion and provide Alexion an opportunity to comment thereon; provided that the final decisions on all such matters shall be made by Procter & Gamble in its sole discretion. Alexion will be notified of and invited to all meetings [*****]. Each party will bear its own internal costs, and P&GP will bear all P&GP outside costs and expense [*****], in connection with [*****]. Alexion has the right [*****]. If [*****], P&GP and Alexion [*****]. [*****] agrees to grant [*****] a sublicense [*****] necessary to carry out the Agreement. [*****] shall reimburse [*****] all amounts [*****], except that (i) subject to Clause 2 below, [*****] shall be responsible for [*****] in respect of [*****] in the United States, [*****] and (ii) [*****] shall be responsible [*****] in respect of [*****] outside the United States. [*****] will not be entitled to amend or otherwise modify [*****] without the prior, written consent of [*****].


2. Notwithstanding Clause 1 above, [*****] shall be responsible for [*****] of United States [*****] under the [*****] until the difference between the amount payable under this Clause 2 and the amount otherwise payable under Clause 1 above exceeds the lesser of (i) [*****] in respect of United States [*****] and (ii) [*****]. Thereafter, this Clause 2 shall no longer apply.

3. The [*****] in the United States and outside the United States will be identical under [*****], and all [*****] shall be apportioned [*****] between [*****] in the United States and [*****] outside the United States, respectively.

4. All other [*****] (other than as set forth in [*****] of the Collaboration Agreement) related to [*****] in the United States shall be handled pursuant to Section [*****] of the

                                                                   EXHIBIT 10.24

     Collaboration Agreement (i.e., [*****] will [*****]). All other [*****] (other than as set forth in [*****]) related to [*****] Product outside the United States shall be handled pursuant to Section [*****] of the Collaboration Agreement (i.e., [*****] will [*****]).

5.   [*****]

6. Example. Following is an example of the operation of this [*****] provision:

          Assuming:

               [*****]

               [*****]

               [*****]

               [*****]

               [*****]

          Then:

               [*****]

               [*****]

               [*****]

               [*****]

     Sales Efforts. It is expected that each Party [*****] selling efforts in the U.S., including but not limited to, the efforts of liaisons and hospital representatives as mutually agreed. The Parties will each pay their own sales force and liaison costs (salaries, benefits, autos, bonuses or other incentive program costs, etc.). In the event [*****] selling effort would not be possible, the Party assigned more than [*****] will be reimbursed for the extra costs borne by that Party.

     One year before launch of the Product, the Parties will enter into a Marketing Services Agreement (MSA). The MSA will describe but not be limited to, terms on budgeting, forecasting, co-promotion services (including requirements for accounting for requisite Details or other calls on target prescribers, coordination of sales effort, compliance with laws and applicable authorities,

                                                                   EXHIBIT 10.24

     etc.), sales penalties, penalties for under performance, responsibilities and procedures for Product returns and recalls.

ROYALTIES AND MILESTONES:

     U.S. Contribution: Alexion shall receive [*****]% of U.S. Contribution (Contribution is defined as Net Sales minus COGS ) on sales of pexelizumab in the United States. Sections 8.2(a), 8.2(b) and 8.2(c) of the original Agreement are eliminated.

     ROW Return: Alexion will receive [*****]% of ROW Net Sales.

     Milestones: All milestones in the Collaboration Agreement are eliminated and replaced by the following non-refundable, non-creditable one-time milestone payments. Each of these milestones is contingent upon P&GP not having terminated the Collaboration prior to achievement of the milestone event.

  MILESTONE                                                                                       AMOUNT
  ---------                                                                                       ------
                                                                                             (U.S. $ Million)
  PRE-HEALTH REGISTRATION EVENTS

  At initiation of dosing of CABG Phase III clinical trial program which the Research & Development Steering Committee agreed would constitute a pivotal trial for approval of a Product for a CABG
  Indication                                                                                      [*****]

  At initiation of dosing of AMI Phase III clinical trial program which the Research & Development Steering Committee agreed would constitute a pivotal trial for approval of a Product for an AMI
  Indication                                                                                      [*****]

                                                                   EXHIBIT 10.24

  U.S. HEALTH REGISTRATION EVENTS

  On FDA acceptance for filing of the first U.S. Health Registration of a Product for an
  AMI Indication                                                                                  [*****]

  On first U.S. Health Registration approval of a Product for a CABG Indication                   [*****]

  On first U.S. Health Registration approval of a Product for an AMI Indication                   [*****]

  FOREIGN HEALTH REGISTRATION EVENTS (European Union filing/approval means in any country of the European Union.)

  On first filing for European Union Health Registration of
  a Product for a CABG Indication                                                                 [*****]

  On first filing for European Union Health Registration of
  a Product for an AMI Indication                                                                 [*****]

  On first European Union Health Registration approval of a Product
  for a CABG Indication                                                                           [*****]

  On first European Union Health Registration approval of a Product
  for an AMI Indication                                                                           [*****]

MISCELLANEOUS

     FTE Funding. The cost of each internal FTE will be calculated at $[*****], multiplied by the percentage of such employee's time devoted to the Collaboration. The R&D Steering Committee will determine FTE effort of each Party in respect of R&D, Health Registration and Supply issues.

                                                                   EXHIBIT 10.24

     The Parties will mutually agree on all other FTE efforts, and the categories of employee chargeable to the Collaboration.

     Term: The term of the Collaboration Agreement will continue in each country of the world until pexelizumab is no longer sold in such country.

     Termination by P&GP: In addition to both Parties rights to terminate under the original Agreement, as amended hereby, P&GP has the right to exercise the Opt-Out option.

     Publicity: The Parties will jointly prepare and agree upon the public announcement of execution of this Memorandum and the Restatement. Thereafter, each Party agrees to publish or otherwise disclose the material, non-public results of the R&D Plan or of development studies or of the commercialization plan (a "Disclosure") only upon prior written approval of the other Party, not to be unreasonably withheld or delayed. In the event either Party is aware of an upcoming Disclosure, the Party will strive to provide the other Party [*****] advance notice of the Disclosure and its content. If specific wording is not available at a minimum the Party proposing the Disclosure will provide the other Party information on the general content and key messages proposed. The Parties agree whenever possible to provide press releases containing any Disclosure [*****] prior to proposed release. Notwithstanding the foregoing, this restriction does not prohibit a party from making Disclosures required by, or highly advisable under, law or government regulation (as determined by opinion of counsel of the party proposing such Disclosure). If a Party decides, upon the advice of counsel that a Disclosure is required or highly advisable, the Party will, insofar as is reasonably practical, notify the other Party of the decision and provide the other Party an advance copy for review and comment.

     Indemnification: Section 12.1 (b), "Indemnification for Marketing", in the Collaboration Agreement remains in full force. Notwithstanding the above, P&GP will not indemnify and hold harmless Alexion from and against any losses to the extent due to Alexion's gross negligence or willful or intentional misconduct. In the event that the Collaboration is terminated, Alexion agrees to provide an indemnification to P&GP in respect of Product commercialized by Alexion after termination, consistent with "Indemnification for Marketing" Section 12.1(b) in the Collaboration Agreement.

                                                                   EXHIBIT 10.24
CHANGE IN CONTROL

     1. Change in Control. Except as set forth in this provision ("Change in Control"), neither Party's consent is necessary to a Change in Control of the other Party, and the Collaboration Agreement shall be binding upon and inure to the benefit of either Party's successors in interest following any such Change in Control transaction. Section 13.7(a), (b)
          13.9 (c) of the Collaboration Agreement are deleted.

     2. Notice. At any time during the Term, either P&GP or Alexion (the "Acquired Party") may notify (the "Notice") the other Party (the "Continuing Party") that it is contemplating a Change of Control transaction with a Third Party Company. All information provided in the Notice and otherwise provided in connection with the proposed Change of Control shall be maintained by the Continuing Party in the strictest confidence, including the fact that a Change of Control has been discussed and the name of the relevant Third Party Company, and the Continuing Party will restrict knowledge of such matters only to those of its employees who have a need to know the same.

     3. Valuation Election. Within [*****] following receipt of the Notice, the Continuing Party may elect in writing (the "Election") delivered to the Acquired Party to cause a valuation to be made of the Acquired Company's entire interest in the Collaboration Agreement (the "Acquired Company's Agreement Interest") and the Continuing Company's entire interest in the Collaboration (the "Continuing Company's Agreement Interest", and together with the Acquired Company's Agreement Interest, the "Agreement Interest(s)"). Failure of the Continuing Party to provide such notice shall constitute waiver of its rights under this provision ("Change in Control"), and consent for the Change in Control to occur.

     4. Valuation Process. Within [*****] of receipt of the Election, the Acquired Party and the Continuing Party shall each retain an internationally recognized investment banking firm to determine the value of the Agreement Interests (the "Prices"). If either Party fails to deliver notice to the other Party of its selection of an investment banking firm within such period, the Price determinations shall be rendered by the single investment banking firm so selected. If the

                                                                   EXHIBIT 10.24

          Continuing Party has elected to cause the valuation to be made, it shall pay all fees and expenses of the investment bank(s). The investment banking firms selected in accordance with the foregoing procedure shall each determine the values of the Agreement Interests and submit their determinations of such values to the Parties within seven days following their selection. The values of Alexion's Agreement Interest and P&GP's Agreement Interest will be determined as set forth in Clause 9 below. The Price of each Party's Agreement Interest shall be the sum of the relevant values determined by each firm therefor, divided by two; provided, however, that if there is more than a [*****] percent ([*****]%) difference between the two such values for either or both such Agreement Interests, then within [*****] of when they have determined such values, the first two firms shall select a third internationally recognized investment banking firm to determine the Price of the Agreement Interest(s) that diverged more than [*****] (which shall be determined by such firm [*****] of selection, and in no event be outside the range determined by the first two investment banking firms).

     5. Put/Call Election. Within [*****] ([*****]) [*****] following determination of the Price, the Continuing Party will irrevocably elect to (i) allow the Change in Control to occur, (ii) require the Third Party Company to purchase the Continuing Party's Agreement Interest at the relevant price, (iii) purchase the Acquired Party's Agreement Interest at the relevant price.

     6. Purchase Consummation. Any purchase and sale of an Agreement Interest effected pursuant to this provision ("Change in Control") shall be consummated at a closing at the offices of the Continuing Party on a business day within [*****] following the determination of the relevant Price upon at least [*****] notice by the Third Party Company to the other parties to the transaction; or the earliest time thereafter following receipt of necessary governmental or regulatory approvals with respect to such transaction and the Change in Control transaction contemplated by Clause 2 above. At such closing, the Third Party Company (or its designee) or the Continuing Party (or its designee), as the case may be, shall pay the relevant Price by certified check or wire transfer of funds. In no event will such purchase and sale of an Agreement Interest occur unless and until the Third Party Company identified under Clause 2 above consummates the Change in Control transaction with the Acquired Company contemplated by the Notice.

                                                                   EXHIBIT 10.24

     7. Purchase Documentation. Upon the closing of the transactions contemplated by Clause 6 above, the Parties and the Third Party Company shall execute such customary instruments of transfer, licenses and other agreements as are necessary to transfer all of the relevant Agreement Interest to assure that the party acquiring such interest shall be able to enjoy the benefits thereof. The Party whose Agreement Interest is acquired shall license or sublicense all of its intellectual property necessary for the manufacture, use or sale of Products in the Field, and the party acquiring such Agreement Interest shall assume all obligations, including payment obligations, to any Third Party from whom the party whose Agreement Interest is acquired licenses such intellectual property. All other necessary agreements (e.g., supply) will also be transferred; or if not transferable, the benefits thereof will otherwise be provided.

     8. Third Party Company. "Third Party Company" shall mean, in the case of P&GP, the five companies listed by it on Schedule III (together with their majority owned, direct or indirect subsidiaries), and in the case of Alexion, the five companies listed by it on Schedule III (together with their majority owned, direct or indirect subsidiaries). Each Party shall supply its initial list to the other following execution and delivery of this Memorandum. Either Party may revise its list by written notice to the other delivered within [*****] on or after [*****] and [*****] during the Term. Within [*****] on or after [*****] and [*****] during the Term, Alexion agrees to provide P&GP a written reminder of P&GP's rights under this Section. Neither Party shall have the right to amend its list of 5 companies after the Acquired Party publicly announces, or confidentially notifies the Continuing Party, that it proposes a Change of Control transaction with a company that is not on the list.

     9. Agreement Interests. The retained investment banks shall be instructed to value P&GP's Agreement Interest at the amount that, on the basis of market and other conditions prevailing at such time could reasonably be expected to be paid by a third party in an arm's-length transaction for [*****]. The retained investment banks shall be instructed to value Alexion's Agreement Interest at the amount that, on the basis of market and other conditions prevailing at such time is the difference between what could reasonably be expected to be paid by a third party in (i) an arm's-length transaction for [*****].

                                                                   EXHIBIT 10.24

     10. Closing Condition. Consummation of any Change In Control transaction will require that the Third Party Company agree to be bound by the terms of this provision ("Change in Control").

SUBSTANTIAL STOCK ACCUMULATION: Section 13.8 of the Collaboration Agreement applies only to accumulation in the equity of one Party hereto by a Third Party Company listed by the other Party hereto. Further, Section
          13.8 has no force or effect in regard to a Third Party following a Change of Control involving such Third Party.

EXECUTIONOF THIS MEMORANDUM OF UNDERSTANDING: Upon execution, the terms of this
          Memorandum will be in full force and effect. The Parties agree to diligently negotiate the terms of the Restatement. Prior to the Restatement being executed, in the event an issue is not addressed in this Memorandum but is in the Collaboration Agreement, the Parties will operate under the Collaboration Agreement on the issue. Prior to the Restatement being executed, the Parties agree Section 13.2 of the Collaboration Agreement, "Termination", remains in full force; provided, however, Section 13.2(a) of the Collaboration Agreement is deleted, and replaced by the following:"Procter & Gamble may terminate the Agreement upon six (6) months prior written notice to Alexion."

                                                                   EXHIBIT 10.24

IN WITNESS WHEREOF, the Parties have signed this Memorandum as of December 11, 2001.

ALEXION PHARMACEUTICALS, INC.

By: /s/ David W. Keiser
    ------------------------------------
   Name:
   Title:


PROCTER & GAMBLE PHARMACEUTICALS, INC.

By: /s/ Mark A. Collar
    ------------------------------------
   Name:
   Title:

                                                                   EXHIBIT 10.24

                                   SCHEDULE 1

Executional Responsibilities:  Clinical Programs

-------------------------------------------------------------------------------------------------------------
                                           CABG Phase III Program               AMI Phase III Program
                                           ----------------------               ---------------------
                                           ------------------------------------------------------------------
                Task                       R                    I                R                I
                                           -
-------------------------------------------------------------------------------------------------------------
           Project Leadership*               Shared           Shared           Shared           Shared
-------------------------------------------------------------------------------------------------------------
Program Physician-Global/NA                [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
           Program Physician-              [*****]          [*****]         [*****]           [*****]
               Europe/ROW
-------------------------------------------------------------------------------------------------------------
  CRO/Vendor Contracts, Bids and Scope     [*****]          [*****]         [*****]           [*****]
                 Changes
-------------------------------------------------------------------------------------------------------------
       Site Contracts and Budgets          [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
Statistics and Biometrics including DSMB   [*****]          [*****]         [*****]           [*****]
                data flow
-------------------------------------------------------------------------------------------------------------
               Clinops-NA                  [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
           CRO Interaction-NA              [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
  Vendor (e.g., Core Labs) Interaction     [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
           Site Interaction-NA             [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
           Clinops-Europe/ROW              [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
   CRO/Vendor Interaction- Europe/ROW      [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
      Site Interaction- Europe/ROW         [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
            Clinical Supplies              [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
               Clinical QA                 [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
        Pharmacovigilance NA ***           [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------

                                                                   EXHIBIT 10.24

------------------------------------------------------------------------------------------------------------
          Pharmacovigilance EU             [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
                PK and PD                  [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
            Pharmacoeconomics              [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
             Regulatory U.S.               [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
               Regulatory                  [*****]          [*****]         [*****]           [*****]
                   ROW
-------------------------------------------------------------------------------------------------------------
        Clinical Data Management           [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
             Medical Writing               [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------
 Global Marketing Application Prep/Mgmt    [*****]          [*****]         [*****]           [*****]
-------------------------------------------------------------------------------------------------------------

Abbreviations:  R = Responsibility; I = Input; P = P&GP: A = Alexion
*     Each company will appoint a project leader.
** [*****] to have ability to set up initial site budget and contract in select cases
*** [*****] will have global responsibility for collecting and analyzing adverse events and will own the database. Sponsor will be responsible for filing the information with all regulatory authorities.

                                                                   EXHIBIT 10.24

                                   SCHEDULE II

                                     [*****]

This document provides some expectations for involvement of the partner company in FDA interactions (Alexion for BB IND 8651 [AMI] and P&GP for BB IND 6592 [CPB]). These expectations apply to all aspects of the project, including CMC.

The primary expectation is that the partner should be involved in all FDA interactions where strategic and executional issues are discussed, unless both partners have agreed in advance that it is not necessary.

Both partners should be involved in all scheduled FDA interactions, unless there is an agreement in advance. When possible, the Regulatory Affairs Managers in both companies should discuss and anticipate FDA interactions and reach agreements about the need for involvement in advance of the FDA interaction. In the event of an unscheduled FDA interaction, both partners agree to use best efforts to involve the other partner. Unscheduled FDA interactions with a Sponsor company should be communicated immediately to the non-Sponsor company. Strategic decisions should not be made with FDA unless both companies are present in the conversation, or an agreement to make such decisions has been made by both companies in advance.

Partner involvement is not expected for administrative FDA interactions which include discussions about scheduling of interactions, response to FDA requests for additional copies of IND submissions, response to FDA requests for updates on status of DSMB review, etc.

Nearly all FDA interactions should be easily managed in one of these ways. It is recognized that in rare instances an "informal" interaction may occur where FDA's willingness to share perspective could be hampered by a delay or by the presence of additional participants in the interaction. In those rare instances it is expected that the partner company will be contacted immediately following the interaction and fully informed in writing as to the content of the discussion. Strategic decisions should not be made with FDA unless both companies are present in the conversation or an agreement to make such decisions has been made by both companies in advance. It is also expected that every effort will be made to keep

                                                                   EXHIBIT 10.24

those advantageous informal discussions separate from the formal interactions where partner presence is desired.

Each Party maintains the right to directly contact FDA, other regulatory agencies, or other clinically responsible third parties (e.g., investigators, IRBs, ) on any urgent safety or other medically significant concerns; provided, however, that a non-Sponsor Party must first provide the Sponsor all information regarding such concern and allow the Sponsor to be the Party that contacts the FDA or such other agencies or third parties. If the Sponsor does not address the non-Sponsor's concerns, and the non-Sponsor deems there is a regulatory or legal requirement for reporting, the non-Sponsor reserves the right to directly contact FDA, other regulatory agencies or other clinically responsible third parties on the urgent safety or other medically significant concern. Prior to making any third party contact the non-Sponsor will inform the Sponsor of its decision.

                                                                   EXHIBIT 10.24

                                  SCHEDULE III

                    CHANGE IN CONTROL - THIRD PARTY COMPANIES

-------------------------------------------------------------------------------
Companies selected by Alexion:                Companies selected by P&GP:
-------------------------------------------------------------------------------
1.[*****]                                     1. [*****]
-------------------------------------------------------------------------------
2.[*****]                                     2. [*****]
-------------------------------------------------------------------------------
3.[*****]                                     3. [*****]
-------------------------------------------------------------------------------
4.[*****]                                     4. [*****]
-------------------------------------------------------------------------------
5.[*****]                                     5. [*****]
-------------------------------------------------------------------------------

[Each party to provide the other its list following execution and delivery of this Memorandum]